Exhibit 10.5

PROMISSORY NOTE

Borrower:	Eternal Image of 28800 Orchard Lake Road MI 48334
Lender:	Donna Shatter

Principal Amount:

$41,856.47

1.

FOR VALUE RECEIVED, Eternal Image promises to pay to Donna Shatter at such address as may be provided in writing to Eternal Image , the principal sum of forty-one thousand, eight hundred fifty-six and forty-seven hundredths ( $41,856.47 ) USD, with interest payable on the unpaid principal at the rate of 5 percent per annum, calculated yearly not in advance.

2.

This Note will be repaid in 24 consecutive monthly installments of $1,836.30 each on the first day of each month commencing 6/1/2007 with the balance then owing under this Note being paid at the end of its term.

3.

At any time while not in default under this Note, Eternal Image may pay the outstanding balance then owing under this Note to Donna Shatter without further bonus or penalty.

4.

Notwithstanding anything to the contrary in this Note, if Eternal Image defaults in the performance of any obligation under this Note, then Donna Shatter may declare the principal amount owing and interest due under this Note at that time to be immediately due and payable.

5.

This Note will be construed in accordance with and governed by the laws of the State of Michigan.

6.

If any term, covenant, condition or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it is the parties' intent that such provision be reduced in scope by the court only to the extent deemed necessary by that court to render the provision reasonable and enforceable and the remainder of the provisions of this Agreement will in no way be affected, impaired or invalidated as a result.

7.

All costs, expenses and expenditures including, and without limitation, the complete legal costs incurred by Donna Shatter in enforcing this Note as a result of any default by Eternal Image , will be added to the principal then outstanding and will immediately be paid by Eternal Image .

8.

This Note will enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of Eternal Image and Donna Shatter. Eternal Image waives presentment for payment, notice of non-payment, protest and notice of protest.

9.

EI has the option to pay off early without penalty

IN WITNESS WHEREOF the parties have duly affixed their signatures under seal on this __8th___ day of May, 2007.

SIGNED, SEALED, AND DELIVERED
this _8th _ day of May, 2007 in front of the person below who is over 18 years of age and not involved with the contents of this document or related to any of the parties in this document.

__________________________
(signature of witness)

WITNESS DETAILS:

Name:

_______________

Address:

_______________

_______________

Eternal Image

SIGNED, SEALED, AND DELIVERED
this _8th _ day of May, 2007 in front of the person below who is over 18 years of age and not involved with the contents of this document or related to any of the parties in this document.

__________________________
(signature of witness)

WITNESS DETAILS:

Name:

_______________

Address:

_______________

_______________

Donna Shatter

©2002-2007 LawDepot.com™

AMORTIZATION SCHEDULE

Date	Payment ($)	Principal Paid ($)	Interest Paid ($)	Total Interest ($)	Balance ($)
Fri Jun 1st, 2007	1,836.30	1,665.77	170.53	170.53	40,190.70
Sun Jul 1st, 2007	1,836.30	1,672.56	163.74	334.27	38,518.14
Wed Aug 1st, 2007	1,836.30	1,679.37	156.93	491.20	36,838.77
Sat Sep 1st, 2007	1,836.30	1,686.21	150.09	641.28	35,152.55
Mon Oct 1st, 2007	1,836.30	1,693.08	143.22	784.50	33,459.47
Thu Nov 1st, 2007	1,836.30	1,699.98	136.32	920.82	31,759.49
Sat Dec 1st, 2007	1,836.30	1,706.91	129.39	1,050.21	30,052.58
Tue Jan 1st, 2008	1,836.30	1,713.86	122.44	1,172.65	28,338.72
Fri Feb 1st, 2008	1,836.30	1,720.84	115.46	1,288.10	26,617.87
Sat Mar 1st, 2008	1,836.30	1,727.86	108.44	1,396.55	24,890.02
Tue Apr 1st, 2008	1,836.30	1,734.89	101.41	1,497.95	23,155.12
Thu May 1st, 2008	1,836.30	1,741.96	94.34	1,592.29	21,413.16
Sun Jun 1st, 2008	1,836.30	1,749.06	87.24	1,679.53	19,664.10
Tue Jul 1st, 2008	1,836.30	1,756.19	80.11	1,759.64	17,907.91
Fri Aug 1st, 2008	1,836.30	1,763.34	72.96	1,832.60	16,144.57
Mon Sep 1st, 2008	1,836.30	1,770.53	65.77	1,898.38	14,374.05
Wed Oct 1st, 2008	1,836.30	1,777.74	58.56	1,956.94	12,596.31
Sat Nov 1st, 2008	1,836.30	1,784.98	51.32	2,008.26	10,811.33
Mon Dec 1st, 2008	1,836.30	1,792.25	44.05	2,052.30	9,019.07
Thu Jan 1st, 2009	1,836.30	1,799.56	36.74	2,089.05	7,219.52
Sun Feb 1st, 2009	1,836.30	1,806.89	29.41	2,118.46	5,412.63
Sun Mar 1st, 2009	1,836.30	1,814.25	22.05	2,140.51	3,598.38
Wed Apr 1st, 2009	1,836.30	1,821.64	14.66	2,155.17	1,776.74
Fri May 1st, 2009	1,783.98	1,776.74	7.24	2,162.41	0.00

©2002-2007 LawDepot.com™